American Balanced Fund, Inc.
                           One Market, Steuart Tower
                                   Suite 1800
                        San Francisco, California 94105

                                Mailing address:
                                 P.O. Box 7650
                      San Francisco, California 94120-7650
                              Phone (415) 421 9360



Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $172,383
------------------ --------------------------------
------------------ --------------------------------
Class B            $18,669
------------------ --------------------------------
------------------ --------------------------------
Class C            $14,554
------------------ --------------------------------
------------------ --------------------------------
Class F            $4,574
------------------ --------------------------------
------------------ --------------------------------
Total              $210,180
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $2,635
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $613
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $837
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $145
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $14
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $45
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $894
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $1,811
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $597
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $944
------------------ --------------------------------
------------------ --------------------------------
Total              $8,535
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.1900
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1355
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1316
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.1887
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.1945
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1254
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1263
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1633
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.1840
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1362
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1386
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.1647
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.1872
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2114
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            968,972
------------------ ----------------------------------
------------------ ----------------------------------
Class B            155,783
------------------ ----------------------------------
------------------ ----------------------------------
Class C            124,694
------------------ ----------------------------------
------------------ ----------------------------------
Class F            27,759
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,277,208
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        15,923
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        5,918
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        7,788
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        1,075
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        116
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          583
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          9,728
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          15,261
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          6,553
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          6,864
------------------ ----------------------------------
------------------ ----------------------------------
Total              69,809
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $15.66
----------------------- -------------------------
----------------------- -------------------------
Class B                 $15.62
----------------------- -------------------------
----------------------- -------------------------
Class C                 $15.61
----------------------- -------------------------
----------------------- -------------------------
Class F                 $15.66
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $15.66
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $15.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $15.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $15.65
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $15.64
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $15.62
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $15.62
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $15.64
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $15.65
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $15.67
----------------------- -------------------------